UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2009

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5524 East Fourth Street, Tucson, Arizona	85711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information is being provided pursuant to Item 2.02. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On March 27, 2009, The Providence Service Corporation (the “Company”) issued a press release containing certain financial information for the quarter and year ended December 31, 2008, and provided revenue and earnings guidance for the first quarter of 2009. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The press release contains a non-GAAP financial measure. For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States of America. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within the press release of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

The Company has provided adjusted EBITDA, which presents its earnings on a pro forma basis excluding taxes, interest, depreciation and amortization, non-cash asset impairment charges related to the Company’s goodwill and other intangible assets, and non-cash stock based compensation expense related to the acceleration of vesting of all unvested stock options and restricted stock awards as of December 30, 2008. The Company’s management utilizes adjusted EBITDA as a means to measure operating performance. Details of the excluded items and a reconciliation of this non-GAAP financial measure to net income, the most comparable GAAP financial measure, are presented the in press release. The non-GAAP measure does not replace the presentation of the Company’s GAAP financial results. The Company has provided this supplemental non-GAAP information because the Company believes it provides meaningful comparisons of the results of the Company’s operations for the periods presented in the press release. The non-GAAP measure is not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies. The items excluded in the non-GAAP measure pertain to certain items that are considered to be material so that exclusion of the items would, in management’s belief, enhance a reader’s ability to compare the results of the Company’s business after excluding these items.

Item 7.01	Regulation FD Disclosure.

The following information is being provided pursuant to Item 7.01. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

The information contained under Item 2.02 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Company’s Press Release dated March 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: March 30, 2009	By:	/s/ Michael N. Deitch
	Name:	Michael N. Deitch
	Title:	Chief Financial Officer

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